Northeast
    BANCORP

August 23, 2010

To the Holders of Northeast Bancorp Common Stock:

In connection with the proposed merger (the “Merger”) of FHB Formation LLC, a Delaware limited liability company (“FHB”), with and into Northeast Bancorp, a Maine corporation (“Northeast”), with Northeast continuing as the surviving entity (the “Surviving Company”), shareholders of Northeast may elect to receive $13.93 or one share of Surviving Company common stock for each share of Northeast common stock owned immediately prior to the completion of the Merger, subject to allocation and proration as described in the Agreement and Plan of Merger between Northeast and FHB, dated March 30, 2010 (the “Merger Agreement”).

The Merger is subject to the satisfaction of several conditions, including receipt of all requisite regulatory approvals. A complete description of the Merger and the Merger Agreement, including the allocation and proration procedures, is included in the Proxy Statement/Prospectus dated June 14, 2010, which was previously mailed to you in connection with Northeast’s special meeting of shareholders.

Enclosed is an Election Form and Letter of Transmittal (the “Election Form”). In order to make your election, you must complete, sign and return the Election Form, with all of your Northeast common stock certificates, to the Exchange Agent, Registrar and Transfer Company. Please use the enclosed envelope to return these materials. Do not send your stock certificates or Election Form to Northeast, the Surviving Company or FHB. Also enclosed is an Election Information Booklet that includes frequently asked questions about the election process.

In order for your election to be effective, the Exchange Agent must receive your properly completed Election Form, together with your Northeast common stock certificates, no later than 5:00 p.m., Eastern time, on Tuesday, September 14, 2010.  Please carefully follow the instructions provided in the Election Form.  Please note that: (i) you may change or revoke your election at any time prior to the election deadline by following the instructions provided with the Election Form and (ii) after the election deadline and prior to the closing of the Merger, you will not be able to transfer or otherwise have access to your Northeast common stock.

If you do not make your election properly and on time, you will receive cash, shares of Surviving Company common stock or a combination of cash and shares of Surviving Company common stock as determined in accordance with the allocation and proration procedures set forth in the Merger Agreement. Following the completion of the Merger, if you have not surrendered your Northeast common stock certificates, you will not receive any certificates representing shares of Surviving Company common stock (or any dividends declared on such stock) or any cash that may be issuable in exchange for your Northeast common stock.  No interest will be accrued and/or paid on the cash payable in exchange for your shares of Northeast common stock or for dividends declared subsequent to the completion of the Merger pending surrender of your stock certificates.

If your shares of Northeast common stock are held through a broker, investment dealer, bank, trust company or other intermediary, you should contact that intermediary as soon as possible for instructions and assistance in delivering your shares of Northeast common stock.  If you have any questions regarding the Election Form, please call Registrar and Transfer Company at 800-368-5948.

Sincerely,

/s/James Delamater

James Delamater
President and Chief Executive Officer

500 Canal Street•Lewiston, ME 04240•800-284-5989•

ELECTION INFORMATION BOOKLET

This Election Information Booklet provides answers to frequently asked questions regarding how to make your election for the form of merger consideration you wish to receive in connection with the proposed merger (the “Merger”) of FHB Formation LLC, a Delaware limited liability company (“FHB”), with and into Northeast Bancorp, a Maine corporation (“Northeast”), with Northeast as the surviving entity (the “Surviving Company”). Shareholders of Northeast are entitled to receive $13.93 per share of Northeast common stock or one share of Surviving Company common stock per share of Northeast common stock owned immediately prior to the Merger, subject to allocation and proration as described in the Agreement and Plan of Merger between Northeast and FHB, dated March 30, 2010 (the “Merger Agreement”). This booklet does not contain all of the information that is important to you, and we urge you to read carefully the instructions in the Election Form and Letter of Transmittal (the “Election Form”). After reviewing these materials, please complete the Election Form and send it in the enclosed envelope, along with your Northeast common stock certificate(s) (or a Notice of Guaranteed Delivery if your certificates are not immediately available), to Registrar and Transfer Company (the “Exchange Agent”). If you have additional questions after reading this material, you should contact Registrar and Transfer Company at800-368-5948.

The deadline for receipt of your Election Form and Northeast common stock certificates (or Notice of Guaranteed Delivery) is 5:00 p.m., Eastern time, on Tuesday, September 14, 2010.  We anticipate that the effective date of the Merger will occur during the third quarter of 2010 pending the successful completion of a number of conditions, including the receipt of all requisite regulatory approvals.

FREQUENTLY ASKED QUESTIONS

1. Why have I been sent an Election Form?

Pursuant to the Merger Agreement, you, as a Northeast shareholder, have the opportunity to elect to receive $13.93 in cash or one share of Surviving Company common stock for each share of Northeast common stock that you own immediately prior to the merger.  You also have the option to make no election as to the form of consideration that you receive in exchange for your shares of Northeast common stock, in which case you will be allocated either cash or shares of Surviving Company common stock, or a combination of cash and shares of Surviving Company common stock, depending on the elections made by other Northeast shareholders.

2. What is the Election Form?

The enclosed Election Form does two things. First, it informs us of your preferred form of payment for your shares of Northeast common stock (i.e., cash, shares of Surviving Company common stock or a combination of both). Second, it allows you to surrender your Northeast common stock certificate(s) in order to receive payment for the shares of Northeast common stock you own upon completion of the Merger.

3. How do I use the Election Form?

You should refer to the back page of the Election Form for a complete set of instructions. A summary of the instructions follows:

  Complete, sign and date the Election Form. (Please note that if your shares are held in a joint account, signatures of both owners are required on the Election Form.)
  Be sure to include your Northeast common stock certificates, but  do not sign the back of your stock certificates. If your Northeast common stock certificates are not immediately available, include a Notice of Guaranteed Delivery as described in the answer to Question 9.
  Indicate how you would like to receive payment for your shares of Northeast common stock.
  Mail the completed Election Form to the Exchange Agent in the enclosed envelope.  If you • are mailing stock certificates, we recommend that you make copies of your stock certificates and completed Election Form. We also recommend sending them by registered mail, return receipt requested, and insured for at least 1.5% of the market value, which is the amount that it commonly costs to replace a lost certificate. Please do not return any documents directly to Northeast, the Surviving Company or FHB.

By signing the Election Form, you agree to surrender for exchange your Northeast common stock certificate(s), you confirm that your tax identification number is correctly stated on the Election Form, and you confirm that you have complied with all the requirements as stated in the instructions.

4. What happens if I do not send in the Election Form or if I miss the election deadline?

If you do not respond, or if the Exchange Agent does not receive your Election Form prior to the election deadline, or if your Election Form is not completed properly, you will be deemed to have made “No Election” as to the form of consideration to be received in exchange for your shares of Northeast common stock. As a result, as provided in the Merger Agreement, you will receive either cash, shares of Surviving Company common stock or a combination of cash and shares of Surviving Company common stock as determined in accordance with the allocation and proration procedures set forth in the Merger Agreement. When the Merger is completed, a letter of transmittal will be sent to you requesting you to surrender your Northeast common stock certificates in order to receive the Merger consideration.

5. Am I guaranteed to receive what I ask for on the Election Form?

No. We cannot ensure that all Northeast shareholders will receive their election choices.  You may not receive the exact form of consideration that you elect in the Merger. The allocation and proration procedures included in the Merger Agreement are intended to ensure that 40% of the outstanding shares of Northeast common stock will be converted into the right to receive cash, and 60% of the outstanding shares of Northeast common stock will be converted into the right to receive shares of Surviving Company common stock.  As a result, the form of consideration you receive will depend in part on the elections of other Northeast shareholders. If the elections of all Northeast shareholders result in an oversubscription of the pool of cash or Surviving Company common stock, you will receive a pro rata amount of cash and Surviving Company common stock in accordance with the proration procedures described in the Proxy Statement/Prospectus dated June 14, 2010, which was previously mailed to you.

If Northeast shareholders elect to receive Surviving Company common stock for more than 60% of the outstanding shares of Northeast common stock, the amount of Surviving Company common stock that each such shareholder would receive from the Surviving Company will be reduced on a pro rata basis.

If Northeast shareholders elect to receive cash in exchange for more than 40% of the outstanding shares of Northeast common stock, the amount of cash that each such shareholder would receive from the Surviving Company will be reduced on a pro rata basis.

If you do not make an election, you will be allocated either cash or shares of Surviving Company common stock, or a combination of cash and shares of Surviving Company common stock, depending on the elections made by other Northeast shareholders.

Neither Northeast nor the Surviving Company is making any recommendations as to whether shareholder should elect to receive cash or Surviving Company common stock in the Merger. Each Northeast shareholder must make his or her own decision with respect to such election.

6. When can I expect to receive my new stock certificates and/or cash?

Assuming that you have made a proper election by the election deadline, we expect that your check and/or Surviving Company common stock certificate(s) will be mailed to you within approximately 10 days after the effective date of the Merger.  We currently expect that the Merger will become effective during the third quarter of 2010; however, because the Merger is subject to a number of conditions, we cannot predict the actual timing.

In the event that the Merger Agreement is terminated, the Exchange Agent will promptly return any Northeast common stock certificates previously submitted with the Election Form. In such event, certificates representing Northeast common stock held directly by registered holders will be returned by registered mail. If a shareholder prefers an alternate form of return other than by registered mail, the alternate form of return will be made only at the written direction of the holder of Northeast common stock. It will be made at their expense and risk, and will require a pre-paid, pre-addressed return courier envelope to be sent to the Exchange Agent.

7. What if I cannot locate my Northeast common stock certificate(s)?

If your Northeast common stock certificate(s) has (have) been lost, stolen or destroyed, you should contact the Exchange Agent at 800-368-5948 for further instructions before submitting your election form.

8. What if I hold any of my shares of Northeast common stock with a broker, bank or other nominee?

You should promptly contact your broker, bank or other nominee and follow their instructions as to the procedures for exchanging your shares of Northeast common stock.

9. What if my Northeast common stock certificates are not immediately available or time will not permit my Northeast common stock certificates to be delivered to the Exchange Agent prior to the election deadline?

You may make an election without your Northeast common stock certificates if you submit with your properly completed Election Form the Notice of Guaranteed Delivery included in this package and follow the instructions in that document.

10. If I elect to receive cash and the Merger is completed, how much cash will I receive?

The Surviving Company will pay you $13.93 in cash for each share of Northeast common stock you own, subject to the allocation and proration procedures described in the Merger Agreement.

11. If I elect to receive shares of Surviving Company common stock and the Merger is completed, how many shares will I receive?

You will receive one share of Surviving Company common stock for each share of Northeast common stock you own, subject to the allocation and proration procedures described in the Merger Agreement, plus cash in lieu of fractional shares you would otherwise receive, as described in the Merger Agreement.

12. If I elect to receive a combination of cash and shares of Surviving Company common stock and the Merger is completed, what will I receive?

You will be asked to state on the Election Form the number of your shares of Northeast common stock that you wish to exchange for shares of Surviving Company common stock. Based on your election, you will receive one share of Surviving Company common stock for each share of Northeast common stock that you designate as a stock election share and $13.93 per share for the remainder of your shares of Northeast common stock, subject to the allocation and proration procedures described in the Merger Agreement.

13. If I make no election, what will I receive?

You will receive cash, shares of Surviving Company common stock or a combination of both as determined by Surviving Company and the Exchange Agent in accordance with the allocation and proration procedures set forth in the Merger Agreement.

14. Will I have to pay taxes on the proceeds if my shares are exchanged?

You may refer to the discussion of “Material Federal Income Tax Consequences of the Merger” in the Proxy Statement/Prospectus dated June 14, 2010, which was previously mailed to you. Because individual circumstances may differ, you should consult your tax advisor for a complete understanding of the tax effects of the Merger to you, including the application and effect of foreign, state, local or other tax laws.

15. Are there any fees associated with the exchange of my Northeast common stock certificate(s)?

No. There are no fees associated with the exchange, unless you need to replace a missing Northeast common stock certificate.

16. May I continue to trade my shares after I surrender my stock certificate(s)?

No. Once you submit your Northeast common stock certificates with your Election Form, you may no longer trade your shares of Northeast common stock unless you revoke your election before the election deadline.

17. Can I change or revoke my election?

Yes. Your election may be changed or revoked until 5:00 p.m., Eastern time, on Tuesday, September 14, 2010, which is the election deadline. To change or revoke an election, a written notice of revocation must (a) specify the name of the shareholder having made the election to be changed or revoked, (b) be signed by the shareholder in the same manner as the original signature on the Election Form by which such election was made and (c) be received by the Exchange Agent before the election deadline.

If you change or revoke your election, the Exchange Agent will return your Northeast common stock certificate(s) to you. If you want to make a new election, you must return a properly completed Election Form and resubmit your Northeast common stock certificate(s) (or a Notice of Guaranteed Delivery) before the election deadline.

18. Can I elect to have a portion of my shares exchanged under different election options?

You can elect only one option for each registered account (an account with a broker, bank or other nominee) in which you hold shares of Northeast common stock. If you hold Northeast common stock in more than one registered account, you may choose a different election option for each such registered account.

19. How will I know when the Merger is completed?

The Surviving Company will issue a press release announcing completion of the Merger if and when it is completed. You can obtain this information at Northeast’s website at www.northeastbank.com or at the Securities and Exchange Commission’s website at www.sec.gov or by calling Registrar and Transfer Company at 800-368-5948.

20. Who do I call if I have additional questions?

You may contact Registrar and Transfer Company at 800-368-5948.

ELECTION FORM AND LETTER OF TRANSMITTAL
This Election Form is being delivered in connection with the Agreement and Plan of Merger (the “Merger Agreement”) between FHB Formation LLC (“FHB”) and Northeast Bancorp whereby FHB will merge with and into Northeast Bancorp, with Northeast Bancorp as the surviving entity (the “surviving corporation”).
EXCHANGE AGENT: REGISTRAR AND TRANSFER COMPANY

Mailing Address: Registrar and Transfer Company Attn: Reorg/Exchange Dept. P.O. Box 645 Cranford, New Jersey 07016-0645
 To be effective, this Election Form must be received by the Exchange Agent no later than 5:00 p.m. EST on Tuesday, Registrar and Transfer Company September 14, 2010 together with the stock certificate(s) representing such shares of Northeast Bancorp common stock or a Notice of Guaranteed Delivery. Please read the instructions carefully before completing this form.
For assistance: (800) 3685948
By Hand: Registrar and Transfer Company Attn: Reorg/Exchange Dept. 10 Commerce Drive Cranford, New Jersey 07016

DESCRIPTION OF CERTIFICATES SURRENDERED
Certificate(s) Enclosed (Attach List if necessary)
(See Instructions) Name(s) and Address of Registered Holder(s)	Certificate Number(s)	Total Number of Shares Represented by Certificate(s)

TOTAL SHARES

You MUST submit ALL of your original Northeast Bancorp common stock certificates in order to complete the exchange process. If you cannot locate your original stock certificate(s), please check the box below, complete the Affidavit for Lost Stock Certificate(s), and carefully follow the instructions on the reverse of this Letter of Transmittal.

☐ Check the box to the left if you have lost any of your Northeast Bancorp common stock certificates and complete the Affidavit For Lost Stock Certificates on the reverse side (See Instruction B(5)).

ELECTION OPTIONS (MARK ONLY ONE BOX) EXPIRATION 5:00 P.M. EASTERN TIME ON TUESDAY, SEPTEMBER 14, 2010
(See Instruction A(3))
☐ ALL STOCK ELECTION: Exchange all shares of Northeast Bancorp common stock for shares of surviving corporation common stock plus cash in lieu of any fractional shares (“Stock Election”).
☐ ALL CASH ELECTION: Exchange all shares of Northeast Bancorp common stock for cash ($13.93 per share) (“Cash Election”).
☐ COMBINATION STOCK/CASH ELECTION: Exchange _______________ shares of Northeast Bancorp common stock for surviving corporation common stock and the remainder in cash (“Combination Election”). (Please write in the blank the number of shares of Northeast Bancorp common stock you would like to exchange for surviving corporation common stock.)
☐ NO ELECTION: No preference with respect to the receipt of either surviving corporation common stock or cash.

IMPORTANT: IF YOU DO NOT SELECT AN OPTION OR SELECT MORE THAN ONE, IT WILL BE ASSUMED THAT AS TO THESE SHARES YOU HAVE NO PREFERENCE AND THE SHARES SHALL BE DESIGNATED NO ELECTION SHARES. IN ADDITION, YOUR ELECTION IS SUBJECT TO CERTAIN LIMITS AND ALLOCATION PROCEDURES SET FORTH IN THE MERGER AGREEMENT.

This election is subject to the terms, conditions and limitations set forth in the Merger Agreement and this Election Form. The surviving corporation cannot ensure that all Northeast Bancorp shareholders will receive their election choices. Any adjustments to the elections will be made in accordance with the allocation and proration procedures set forth in the Merger Agreement that is attached as Appendix A to the Proxy Statement/Prospectus mailed to Northeast Bancorp shareholders on June 18, 2010.

The undersigned represents and warrants that the undersigned has full power and authority to submit, sell, assign and transfer the above described shares of Northeast Bancorp common stock and that when accepted for exchange by the surviving corporation, the surviving corporation will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances. The undersigned irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorneyinfact of the undersigned with full power of substitution to exchange certificates formerly representing shares of Northeast Bancorp common stock together with accompanying evidence of transfer and authenticity, for certificates representing shares of surviving corporation common stock or cash, as set forth under “Election Options” and as provided in the Merger Agreement. Delivery of the enclosed certificate(s) shall be effected, and the risk of loss and title to such certificate(s) shall pass, only upon proper delivery thereof to the Exchange Agent. All authority herein conferred shall survive the death or incapacity of, and any obligation of the undersigned hereunder shall be binding on the heirs, personal representatives, successors and assigns of, the undersigned.

 SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS
(See Instructions B1 and 2)
To be completed ONLY if (i) the New Certificate to be issued and/or (ii) thecheck in exchange for the Certificate(s) surrendered herewith are to be issuedin the name of someone other than the undersigned. The taxpayer identificationnumber of the new owner must be provided. (See Instruction 7)

Issue and deliver New Certificate and/or check to:

Name: ________________________________________________________________(Please Print First, Middle & Last Name)

Address: ______________________________________________________________

_____________________________________________________________________

_____________________________________________________________________
                               (including Zip Code)

Dated ______________________________________________________________
___________________________________________________________________

SPECIAL DELIVERY INSTRUCTIONS
(See Instruction B4)
Complete ONLY if the New Certificate and/or the check, as applicable, is to bedelivered to someone other than the undersigned or to the undersigned at anaddress other than that shown under the undersigned’s name at the top of theletter.

Mail New Certificate and/or check to:

Name: ___________________________________________________________
             (Please Print First, Middle & Last Name)

Address: _________________________________________________________

________________________________________________________________

________________________________________________________________
                            (including Zip Code)

Dated _________________________________________________________
_______________________________________________________________

IMPORTANT – THE BOX BELOW MUST BE SIGNED AND DATED AND THE SUBSTITUTE FORM W9 ON THE REVERSE SIDE MUST BE COMPLETED WITH SIGNATURE AND TAX ID NUMBER
 IMPORTANT
SHAREHOLDER SIGN HERE
(Also Complete Substitute Form W9)

X _________________________________________________________________

X _________________________________________________________________
Must be signed by registered holder(s) exactly as name(s) appear on stock certificate(s).If signature is by attorney, executor, administrator, trustee or guardian, agent or otherperson acting in a fiduciary or representative capacity, please set forth full title. See Instruction B1.

Dated ______________________________________________________________

Name(s): ____________________________________________________________
    (Please Print)

Capacity:____________________________________________________________

Area Code and Telephone No_____________________________________________

MEDALLION SIGNATURE GUARANTEE
Required only if Special Payment and/or Issuance Instructions are provided.
(See Instruction B2)

The signature(s) should be guaranteed by an Eligible Financial Institution ora member of a registered National Securities Exchange or the FINRA pursuantto Securities and Exchange Commission Rule 17Ad15.

INSTRUCTIONS
A. Special Conditions
1 Time in which to Make an Election. To be effective, a properly completed Election Form accompanied by the stock certificate(s) representing all of the holder’s shares of Northeast Bancorpcommon stock or a Notice of Guaranteed Delivery must be received by Registrar and Transfer Company, the Exchange Agent, not later than 5:00 p.m., EST on Tuesday, September 14, 2010(“Election Deadline”). Holders of Northeast Bancorp common stock whose Election Form and certificate(s) are not so received or who revoke their Election Form will be considered a NonElecting Shareholder. See Instruction A(7) below. The method of delivery of all documents is at the option and risk of the Northeast Bancorp shareholder, but if sent by mail, registered mail,properly insured, with return receipt requested, is recommended.
2 Description of Certificates. Insert in the box at the top of the Election Form marked “Description of Certificates Surrendered” the certificate number(s) of the Northeast Bancorp commonstock certificate(s) that you are surrendering herewith, the number of shares represented by each certificate, and the name(s) and address(es) of the registered owners of such certificates. If thespace provided is insufficient, attach a separate sheet listing this information.
3 Election Options. In the box marked “Election Options,” indicate whether you would like to receive, in exchange for your shares of Northeast Bancorp common stock, only shares of survivingcorporation common stock, only cash, a combination of shares of surviving corporation common stock and cash or “No Election”. Mark only one selection in this box. The Merger Agreementlimits the amount of cash and the amount of surviving corporation common stock that can be issued in the Merger, and it thus may not be possible for all elections to be honored in full. To findout more about these limits and the allocation method that will be used, please see “The Merger – Merger Consideration,” “– Election Procedures,” “– Allocation Procedures,” and “– Exchangeof Northeast Stock Certificates fo Surviving Corporation Stock Certificats” on pages 125130 of the Prospectus/Proxy Statement.
4 Change or Revocation of Election. A holder of shares of Northeast Bancorp common stock who has made an election may at any time prior to the Election Deadline change such electionby submitting to the Exchange Agent a revised Election Form, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline.
5 Joint Forms of Election. Holders of shares of Northeast Bancorp common stock who make a joint election will be considered to be a single holder of such shares. Joint Election Forms andLetters of Transmittal may be submitted only by persons submitting certificates registered in different forms of the same name (e.g. “John Smith” on one certificate and “J. Smith” on another)and by persons who may be considered to own each other’s shares by reason of the ownership attribution rules contained in Section 318(a) of the Internal Revenue Code of 1986, as amended.If this Election Form is submitted as a joint Election Form, each record holder of shares of Northeast Bancorp common stock covered hereby must properly sign this Election Form in accordancewith Instruction B(1), attaching additional sheets if necessary. The signatures of such holders will be deemed to constitute a certification that the persons submitting a joint Election Form areeligible to do so.
6 Forms of Election Nominees. Any record holder of shares of Northeast Bancorp common stock who is a nominee may submit one or more Election Forms and Letters of Transmittal,indicating on the form or forms a combination of Elections covering up to the aggregate number of shares of Northeast Bancorp common stock owned by such record holder. However, uponthe request of the surviving corporation such record holders will be required to certify to the satisfaction of the surviving corporation that such record holder holds such shares of NortheastBancorp common stock as nominee for the beneficial owners of such shares. Each beneficial owner for whom such an Election Form is so submitted will be treated as a separate holder ofcommon stock for purposes of allocating surviving corporation common stock and cash payments to be issued upon consummation of the Merger.
7 Shares as to Which No Election is Made. Holders of shares of Northeast Bancorp common stock who mark the “No Election” box on this Election Form, or who fail to submit a properlycompleted Election Form together with certificate(s) representing their shares of Northeast Bancorp common stock by the Election Deadline, or who revoke their previously submitted ElectionForm and fail to submit a properly completed Election Form together with certificate(s) representing their shares of Northeast Bancorp common stock (“NonElecting Shareholder”), shall havetheir shares of Northeast Bancorp common stock converted into the right to receive a cash payment of $13.93 or one share of surviving corporation common stock, subject to adjustment, foreach share they own in accordance with the allocation and proration provisions set forth in the Merger Agreement. In addition, a holder who does not tender an Election for all of his or hershares will be deemed to be a NonElecting Shareholder with respect to those shares not tendered.

B. General.
1 Signatures. The signature (or signatures, in this case of certificates owned by two or more joint holders of certificates for which a joint Election Form is submitted) on the Election Formshould correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of Northeast Bancorp common stock described on this Election Form have been assignedby the registered holder(s), in which event this Election Form should be signed in exactly the same form as the name of the last transferee indicated on the transfer attached to or endorsed onthe certificate(s). If this Election Form is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in eithercase signed by the registered owner(s) in the name(s) that appear on the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Election Form mustbe guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. If this Election Form is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorneyinfact or by any others acting in a representative or fiduciary capacity, the personsigning, unless he or she is the registered owner, must give such person’s full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the ExchangeAgent with this Election Form. The certificate(s) may be surrendered by a firm acting as agent for the registered holder)s) if such firm is a member of a registered National Securities Exchange or of the FINRA or is acommercial bank or trust company in the United States.
2 Special Payment and/or Issuance Instructions. If checks or certificates representing surviving corporation common stock are to be payable to the order of or registered in other than exactlythe name(s) that appear(s) on the certificate(s) representing shares of Northeast Bancorp common stock being submitted herewith, the certificate(s) submitted herewith must be accompanied byappropriate signed stock power(s), and the signature(s) appearing on such stock power(s) and on this Election Form must be guaranteed by an Eligible Financial Institution or broker who is amember/participant in a Medallion Program approved by the Securities Transfer Association, Inc. Please also check the appropriate box in “Special Payment Instructions” on the Election Form.
3 Stock Transfer Taxes. It will be a condition to the issuance of any check or certificate representing shares of surviving corporation common stock in any name(s) other than the name(s) inwhich the surrendered certificate(s) for shares of Northeast Bancorp common stock is (are) registered that the person(s) requesting the issuance of such check or certificate representing sharesof surviving corporation common stock either pay to the Exchange Agent any transfer or other taxes required by reason of such issuance, or establish to the satisfaction of the Exchange Agentthat such tax has been paid or is not applicable.
4 Special Delivery Instructions. If checks or certificates representing shares of surviving corporation common stock are to be delivered to someone other than the registered holder(s), or tothe registered holder(s) at an address other than that appearing above, please check the appropriate box in “Special Delivery Instructions” and insert the appropriate address in the space providedon this Election Form.
5 Lost Certificate. If your certificate(s) representing shares of Northeast Bancorp common stock has (have) been lost, stolen or destroyed, you should check the box on the face of the ElectionForm indicating that the certificate(s) is lost, complete the rest of the form, including the Affidavit For Lost Stock Certificate(s) below and return it to the Exchange Agent, along with a checkpayable to Travelers Casualty & Surety Company of America in the amount of 1.5% of the market value of the lost certificate(s) and with any certificate(s) of Northeast Bancorp common stockin your possession (bond premium calculation: current market value x number of shares lost, stolen or destroyed x 1.5% = bond premium). If your bond premium exceeds $3,750.00 you mustcontact Registrar and Transfer Company (800) 3685948 immediately. The Election Form and related documents cannot be processed until the lost, stolen or destroyed certificate(s) has (have) been replaced. If all the necessary documents are not returned prior tothe Election Deadline, your Election will be deemed a “No Election”.

                            AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this letter of transmittal as lost. That a search for the certificate(s)has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in anyform, whatsoever.

In requesting the replacement of this certificate(s), I hereby agree that: If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect andhold harmless the surviving corporation, Travelers Casualty & Surety Company of America, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costsand damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties.

I acknowledge that the certificate(s) will be replaced under an insurance bond underwritten by Travelers Casualty & Surety Company of America. My check, payable to the TravelersCasualty & Surety Company of America, to cover the premium of 1.5% of the market value of the stock (minimum $25.00), is enclosed. I further acknowledge that any filing of an insurance application with materially false or misleading information is a fraudulent insurance act and may be considered a crime.

Note: If your bond premium exceeds $3,750.00 you must contact Registrar and Transfer Company (800)3685948 immediately.

Sign Here:____________________________________________________________________________________

CoOwner, if any:_______________________________________________________________________________ Date: _______________________________ , 20_______

6. Determination of Questions. All questions with respect to this Election Form and Elections made by holders of shares of Northeast Bancorp common stock (including, without limitation,questions relating to the time limits or effectiveness or revocation of any Elections and questions relating to computations as to allocations) will be determined by the surviving corporation and/orthe Exchange Agent, whose determination shall be conclusive and binding. The surviving corporation shall have the absolute right to reject any and all Election Forms and Letters of Transmittalnot in proper form or to waive any irregularities in any such form, although it does not represent that it will do so. The surviving corporation and/or the Exchange Agent may, but are not requiredto, take reasonable action to inform holders of Northeast Bancorp common stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neitherthe surviving corporation nor the Exchange Agent is under any obligation to notify a holder of shares of surviving corporation common stock of any defect in an Election Form.

7. Important Tax Information: Substitute Form W9. Each surrendering shareholder is required to provide Registrar and Transfer Company with such holder's correct Taxpayer IdentificationNumber ("TIN") on the Substitute Form W9 below and to certify whether the shareholder is subject to backup withholding. Failure to provide such information on the form, may subject thesurrendering shareholder to federal income tax withholding at the applicable withholding rate on payments made to such surrendering shareholder with respect to the shares. If such holder is anindividual, the TIN is his or her Social Security number. A holder must cross out item (2) in Part 2 of Substitute Form W9 if such holder is subject to backup withholding.

Certain holders, (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. Exempt holders shouldindicate their exempt status by checking the box in the Substitute Form W9 below. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement,signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements may be obtained from Registrar and Transfer Company. If backup withholding applies,Registrar and Transfer Company is required to withhold tax at the applicable rate of any payments made to the holder or other payee. Backup withholding is not an additional tax. If withholdingresults in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

8. Inquiries. All inquiries with respect to the surrender of certificates of Northeast Bancorp common stock should be made directly to the Exchange Agent, Registrar and Transfer Company, at 8003685948, or via email to info@rtco.com.

PAYER’S NAME: NORTHEAST BANCORP
SUBSTITUTE Form W9 (Rev. October 2007) Department of the TreasuryInternal Revenue Service Request for TaxpayerIdentification Number and Certification Please fill in your name and address below. _______________________________________________ Name (as shown on your income tax return) _______________________________________________ Business name, if different from above

Check appropriate box:

☐Individual/Sole proprietor    ☐Corporation
☐Partnership          ☐Other____________
☐Limited liability company.        (see instructions)
    Enter the tax classification
    (D=disregarded entity,
    C=corporation, P=partnership)_______
☐Exempt payee

_______________________________________________ Address (number, street, and apt. or suite no.)

_______________________________________________ City, State and ZIP Code

_______________________________________________ List account number(s) here (optional)

Part 1 — Taxpayer Identification Number (TIN) Enter your TIN in the appropriate box. The TIN provided mustmatch the name given on Line 1 to avoid backup withholding.For individuals, this is your social security number (SSN).However, for a resident alien, sole proprietor, or disregardedentity, see the Part I instructions in the Guidelines. For otherentities, it is your employer identification number (EIN). Ifyou do not have a number, see How to get a TIN in theGuidelines. Note. If the account is in more than one name, see the chart in the Guidelines for guidelines on whose number to enter.

___________________________________ Social Security Number(s) OR ___________________________________ Employer Identification Number(s)
Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for anumber to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I havenot been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a resultof a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject tobackup withholding, and
(3) I am a U.S. citizen or other U.S. person (defined below).

Certification Instructions — You must cross out item 2 above if you have been notified by the IRS that youare currently subject to backup withholding because you have failed to report all interest and dividends onyour tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition orabandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement(IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

Sign Here

Signature of U.S. person _________________________________________ DATE __________________ , 20____

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER. PLEASE REVIEW INSTRUCTION B(7)FOR ADDITIONAL INFORMATION.